iShares®
iShares Trust
Supplement dated September 26, 2025
to the currently effective Summary Prospectus, Prospectus
and Statement of Additional Information (the “SAI”) for the
iShares J.P. Morgan Broad USD Emerging Markets Bond ETF (BEMB) (the “Fund”)
Effective September 29, 2025, the annual management fee for the Fund, as a percentage of average daily net assets, decreased to 0.15%. Accordingly, effective September 29, 2025, the following changes are made:

1.	In the “Fees and Expenses” section of the Summary Prospectus and the Prospectus, the Annual Fund Operating Expenses table and the Example section are deleted in their entirety and replaced with the following:

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1,2]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses

0.15%	None	0.00%	0.15%

[1]	Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
[2]	The expense information in the table has been restated to reflect current fees.
[3]	The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years

$15	$48	$85	$192

2.	The footnote 2 in the “Management of the Funds” section of the Prospectus is deleted in its entirety and replaced with the following:
Effective September 29, 2025, BFA is paid a management fee from iShares J.P. Morgan Broad USD Emerging Markets Bond ETF as a percentage of the Fund’s average daily net assets, at an annual rate of 0.15%. For the period from June 28, 2024 until September 29, 2025, BFA was paid a management fee from the iShares J.P. Morgan Broad USD Emerging Markets Bond ETF, as a percentage of the Fund’s average daily net assets, at the annual rate of 0.18%. Prior to June 28, 2024, BFA was paid a management fee from the iShares J.P. Morgan Broad USD Emerging Markets Bond ETF, as a percentage of the Fund’s average daily net assets, at the annual rate of 0.20% and had contractually agreed to waive a portion of its management fee such that the Fund’s total annual fund operating expenses after the fee waiver would not exceed 0.18%. The contractual waiver was discontinued as of June 28, 2024, by written agreement of the Trust and BFA.

3.	The management fee of the Fund is changed to 0.15% in the fee table in the “Investment Advisory, Administrative and Distribution Services” section of the SAI. The related footnote 7 in the SAI is deleted in its entirety and replaced with the following:
Effective September 29, 2025, BFA is paid a management fee for the iShares J.P. Morgan Broad USD Emerging Markets Bond ETF of 0.15%. For the period from June 28, 2024 until September 29, 2025, BFA was paid a management fee from the iShares J.P. Morgan Broad USD Emerging Markets Bond ETF, as a percentage of the Fund’s average daily net assets, at the annual rate of 0.18%. Prior to June 28, 2024, BFA was paid a management fee from the iShares J.P. Morgan Broad USD Emerging Markets Bond ETF, as a percentage of the Fund’s average daily net assets, at the annual rate of 0.20% and had contractually agreed to waive a portion of its management fee such that the Fund’s total annual fund operating expenses after the fee waiver would not exceed 0.18%. The contractual waiver was discontinued as of June 28, 2024, by written agreement of the Trust and BFA.
If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS-SUPP-BEMB-0925

PLEASE RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE